Exhibit 10.4

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of November 20, 2019 (the “Effective Date”), by and among TPG Pace Holdings Corp., a Delaware Corporation (the “Company”), TPG Pace II Sponsor Successor, LLC (“Pace Sponsor”), a Delaware limited liability company and a continuation of the Initial Sponsor (as defined below), TPG Pace Governance, LLC, a Cayman Islands limited liability company (“Pace Governance”), Peterson Capital Partners, L.P. (“Peterson Capital”), the parties set forth on Schedule A (collectively, the “Accel Founders”), the parties set forth on Schedule B (collectively, the “Accel Management”), the parties set forth on Schedule C (collectively, the “Significant Accel Stockholders”) and the parties set forth on Schedule D (collectively, the “Restricted Accel Stockholders” and, collectively with the Accel Founders, the Accel Management and the Significant Accel Stockholders, the “Major Accel Stockholders”), the Initial Holders (as defined herein) and each other person who has executed and delivered a joinder hereto (collectively with Pace Sponsor, Pace Governance, Peterson Capital Partners, L.P., the Major Accel Stockholders and the Initial Holders, the “Holders,” and each individually, a “Holder”).

RECITALS

WHEREAS, the Company, each of David W. Ruttenberg and Gordon Rubenstein (in their capacity as representatives of the shareholders of Accel Entertainment, Inc., an Illinois corporation (“Accel”)) and the sellers named therein entered into that certain Transaction Agreement, dated as of June 13, 2019 (as it may be amended, restated or otherwise modified from time to time, the “Transaction Agreement”);

WHEREAS, immediately prior to Closing (as defined below), the Company domesticated (or transferred by way of continuation as a matter of Cayman Islands law) as a Delaware corporation in accordance with Section 388 of the DGCL and the Cayman Islands Companies Law (2018 Revision) (the “Domestication”);

WHEREAS, following the Domestication but immediately prior to Closing, TPG Pace II Sponsor, LLC, a Cayman Islands limited liability company (the “Initial Sponsor”) exchanged (i) 7,800,000 shares of Class F common stock, par value $0.0001 per share, of the Company (“Class F Common Stock”) for an equal number of shares of Class A-1 common stock, par value $0.0001 per share, of the Company (“Shares”) and (ii) 2,000,000 shares of Class F Common Stock for an equal number of shares of Class A-2 common stock, par value $0.0001 per share, of the Company (“Class A-2 Common Stock”), as set forth in the Transaction Agreement (the “TPG Exchange”);

WHEREAS, following the Domestication but immediately prior to Closing, the Initial Holders exchanged 200,000 shares of Class F Common Stock for an equal number of Shares, as set forth in the Transaction Agreement (the “Initial Holders Exchange” and, together with the TPG Exchange, the “Exchange”);

WHEREAS, following the Exchange but immediately prior to Closing, the Initial Sponsor distributed all of its Shares and shares of Class A-2 Common Stock to Pace Sponsor, Pace Governance and Peterson Capital, as set forth in the Transaction Agreement;

WHEREAS, following the Closing, Accel merged with and into New Pace LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“NewCo”), and the separate corporate existence of Accel ceased with NewCo surviving as a direct wholly owned subsidiary of the Company;

WHEREAS, the Company’s Shares are listed on the NYSE;

WHEREAS, the Company, the Initial Sponsor and the Initial Holders previously entered into that certain Registration Rights Agreement dated as of June 27, 2017 (the “Initial Agreement”), pursuant to which the Company granted to the Initial Sponsor and the Initial Holders registration rights with respect to the shares of the Company held by such parties;

WHEREAS, in connection with the Closing and upon entry into this Agreement, the Initial Agreement and all rights and obligations created pursuant thereto will be terminated;

WHEREAS, in connection with the foregoing, the parties hereto now desire to execute this Agreement to replace the Initial Agreement and to set forth the further rights and obligations created hereby; and

WHEREAS, the Company wishes to grant registration rights to certain Holders, including the Restricted Accel Stockholders, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1. DEFINITIONS

As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Accel” has the meaning set forth in the Recitals.

“Accel Founders” has the meaning set forth in the Preamble.

“Accel Management” has the meaning set forth in the Preamble.

“Affiliate” means, with respect to any person, any other person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, another person. The term “control” and its derivatives with respect to any person

2

mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise; provided, that no Holder shall be deemed an Affiliate of the Company or any of its Subsidiaries for the purposes of this Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Block Trade” has the meaning set forth in Section 2.5.

“Block Trade Notice” has the meaning set forth in Section 2.5.

“Block Trade Offer Notice” has the meaning set forth in Section 2.5.

“Business Day” is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York.

“Class A-2 Common Stock” has the meaning set forth in the Recitals.

“Class F Common Stock” has the meaning set forth in the Recitals.

“Closing” means the closing of the transactions contemplated by the Transaction Agreement.

“Company” has the meaning set forth in the Preamble.

“Demand Registration” has the meaning set forth in Section 2.1.

“Demand Registration Notice” has the meaning set forth in Section 2.1.

“Demand Registration Statement” has the meaning set forth in Section 2.1.

“Demanding Holder” has the meaning set forth in Section 2.1(i).

“Demanding Takedown Holder” has the meaning set forth in Section 2.3(iii).

“DGCL” means the General Corporation Law of the State of Delaware, as amended.

“Domestication” has the meaning set forth in the Recitals.

“$” means United States dollars.

“Effective Date” has the meaning set forth in the Preamble.

“Exchange” has the meaning set forth in the Recitals.

“FINRA” means the Financial Industry Regulatory Authority.

3

“Founder Shares Lock-up Period” means the period ending on the earlier of (i) one year following the Effective Date, (ii) subsequent to the Effective Date, if the last sale price of the Shares equals or exceeds $15.00 per Share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least one hundred fifty (150) days after the Effective Date and (iii) the date following the Effective Date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Shares for cash, securities or other property.

“General Disclosure Package” has the meaning set forth in Section 7.1(i).

“Holder” or “Holders” has the meaning set forth in the Preamble.

“Indemnified Party” has the meaning set forth in Section 7.3.

“Indemnifying Party” has the meaning set forth in Section 7.3.

“Initial Agreement” has the meaning set forth in the Recitals.

“Initial Holders” means Chad Leat, Kathleen Philips, Robert Suss, Paul Walsh and Kneeland Youngblood.

“Initial Holders Exchange” has the meaning set forth in the Recitals.

“Initial Sponsor” has the meaning set forth in the Recitals.

“Peterson Capital” has the meaning set forth in the Preamble.

“Law” means, in any applicable jurisdiction, any applicable statute or law (including common law), ordinance, rule, treaty, code or regulation and any decree, injunction, judgment, order, ruling, assessment, writ or other legal requirement, in any such case, of any applicable governmental entity.

“Lock-Up Agreement” has the meaning set forth in Section 6.5.

“Major Accel Stockholders” has the meaning set forth in the Preamble.

“NewCo” has the meaning set forth in the Recitals.

“NYSE” means the New York Stock Exchange.

“Offer Notice” has the meaning set forth in Section 2.1.

“Opt-Out Notice” has the meaning set forth in Section 4.2.

4

“Pace Governance” has the meaning set forth in the Preamble.

“Pace Sponsor” has the meaning set forth in the Preamble.

“Permitted Transferee” of a Holder means any person in which the Holder owns a majority of the equity interests or any other investment entity that is controlled, advised or managed by the same person or persons that control the Holder or is an Affiliate of such person.

“Piggyback Holder” has the meaning set forth in Section 3.2.

“Piggyback Registration Statement” has the meaning set forth in Section 3.1.

“Pro Rata Percentage” means, with respect to a Major Accel Stockholder, the percentage obtained by dividing the number of Shares held by such Major Accel Stockholder, as applicable, by the total aggregate number of Shares held by Pace Sponsor, Pace Governance, Peterson Capital and all of the Major Accel Stockholders.

“Registrable Shares” means, with respect to any Holder, the Shares held by such Holder in the Company or any successor to the Company (including Shares acquired on or after the Effective Date or issuable upon the exercise of Warrants or conversion, exchange or redemption of any other security therefor), excluding any such Shares that (i) have been disposed of pursuant to any offering or sale in accordance with a Registration Statement, or have been sold pursuant to Rule 144 or Rule 145 (or any successor provisions) under the Securities Act or in any other transaction in which the purchaser does not receive “restricted securities” (as that term is defined for purposes of Rule 144), (ii) have been transferred to a transferee that has not agreed in writing and for the benefit of the Company to be bound by the terms and conditions of this Agreement, or (iii) have ceased to be of a class of securities of the Company that is listed and traded on a recognized national securities exchange or automated quotation system. Notwithstanding the foregoing, with respect to any Holder, such Holder’s Shares shall not constitute Registrable Shares if all of such Holder’s Shares (together with any Shares held by Affiliates of such Holder) are eligible for immediate sale in a single transaction pursuant to Rule 144 with no volume or other restrictions or limitations under Rule 144.

“Registration Expenses” means all expenses incurred in connection with the preparation, printing and distribution of any Registration Statement and Prospectus and all amendments and supplements thereto, and any and all expenses incident to the performance by the Company of its registration obligations pursuant to this Agreement, including: (i) all registration, qualification and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Shares on any securities exchange or market; (iii) fees and expenses with respect to filings required to be made with NYSE (or such other securities exchange or market on which the Shares are then listed or quoted) or FINRA; (iv) fees and expenses of compliance with securities or “blue sky” laws; (v) fees and expenses related to registration in any non-U.S. jurisdictions, as applicable; (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, and expenses of any special audits incident to or required by any

5

such registration); (vii) all internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties); (viii) the fees and expenses of any person, including special experts, retained by the Company in connection with the preparation of any Registration Statement; (ix) printer, messenger, telephone and delivery expenses; and (x) the reasonable fees and disbursements of one special legal counsel to represent all of the Holders participating in any such registration.

“Registration Statement” and “Prospectus” refer, as applicable, to the Demand Registration Statement and related prospectus (including any preliminary prospectus) or the Piggyback Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy Holders’ registration rights pursuant to this Agreement, including, in each case, any documents incorporated therein by reference.

“Restricted Accel Stockholders” has the meaning set forth in the Preamble.

“Rule 144” has the meaning set forth in Section 2.1.

“S-3 Registration” has the meaning set forth in Section 2.3(ii).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shares” has the meaning set forth in the Recitals.

“Shelf Registration” has the meaning set forth in Section 2.3(i).

“Significant Accel Stockholders” has the meaning set forth in the Preamble.

“Subsidiary” means, with respect to a specified person, any corporation, partnership, limited liability company, limited liability partnership, joint venture, or other legal entity of which the specified person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the voting stock or other equity or partnership interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such legal entity, or of which the specified person controls the management.

“Suspension Event” has the meaning set forth in Section 5.1.

“Takedown Offer Notice” has the meaning set forth in Section 2.3(iv).

6

“Takedown Request Notice” has the meaning set forth in Section 2.3(iv).

“TPG Exchange” has the meaning set forth in the Recitals.

“Transaction Agreement” has the meaning set forth in the recitals to this Agreement.

“Transfer” means, with respect to any Shares, every absolute or conditional method of transferring a legal or equitable, record or beneficial, direct or indirect ownership (including through the transfer of capital stock of any person that holds, or controls any person that holds, such interest) of such Shares, or a part thereof, whether voluntarily, involuntarily, or by operation of Law (including a change in beneficiaries or trustees of a trust) and including directly or indirectly selling, assigning, transferring, conveying, giving away, pledging, mortgaging, or otherwise creating, incurring or assuming any encumbrance with respect to, such interest. “Underwritten Shelf Takedown” has the meaning set forth in Section 2.3(iii).

“Warrants” means the Company’s warrants exercisable for Shares.

SECTION 2. DEMAND REGISTRATION RIGHTS

2.1 Demand Rights.

(i) Subject to Sections 4.1 and 11.16 below, at any time, and from time to time after the Effective Date, if any of Pace Sponsor, Pace Governance, the Accel Founders or the Restricted Accel Stockholders (A) (together with each of their respective Affiliates) then holds not less than $10 million of Registrable Shares (as determined by reference to the volume weighted average price for such Registrable Shares on the NYSE (or such other securities exchange or market on which the Shares are then listed or quoted) for the five (5) trading days immediately preceding the applicable determination date) or (B) is subject to Section b(2) of Rule 144 of the Securities Act with respect to such Holder’s Registrable Shares, then such Holder (the “Demanding Holder”) may deliver to the Company a written notice (a “Demand Registration Notice”) informing the Company of its request to have some or all of its Registrable Shares registered for sale (such request, a “Demand Registration”). Upon receipt of the Demand Registration Notice, if the Company has not already caused the Registrable Shares to be registered on a Shelf Registration that the Company then has on file with, and has been declared effective by, the SEC and which remains in effect and not subject to any stop order, injunction or other order or requirement of the SEC (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 2.1), then the Company will use its commercially reasonable efforts to cause to be filed with the SEC as soon as reasonably practicable after receiving the Demand Registration Notice, but in no event more than forty-five (45) calendar days (or thirty (30) calendar days in the case of an S-3 Registration pursuant to Section 2.3(ii)) following receipt of such notice, a registration statement and related prospectus that complies as to form and substance in all material respects with applicable SEC rules providing for the sale by such Demanding Holder, and any other Holders that elect to register their Registrable Shares as provided below, of all of the Registrable Shares requested to be registered by such Holders (the “Demand Registration Statement”), and agrees (subject to Sections 5.1 and 6.2 hereof) to use commercially reasonable

7

efforts to cause the Demand Registration Statement to be declared effective by the SEC (i) with respect to the first such Demand Registration Statement, within six (6) months after the Effective Date, and (ii) with respect to subsequent Demand Registration Statements, upon, or as soon as practicable following, the filing thereof. The Company shall give written notice of the proposed filing of the Demand Registration Statement to all Holders holding Registrable Shares as soon as practicable (but in no event less than five (5) calendar days before the anticipated filing date), and such notice shall offer such Holders the opportunity to participate in such Demand Registration Statement (the “Offer Notice”) and to register such number of Registrable Shares as each such Holder may request. Holders who wish to include their Registrable Shares in the Demand Registration Statement must notify the Company in writing within three (3) calendar days of receiving the Offer Notice and include in such written notice the information requested by the Company in the Offer Notice. Subject to Section 5.1 hereof, the Company agrees to use commercially reasonable efforts to keep the Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which all of the Registrable Shares held by the Holders that are registered for resale under the Demand Registration Statement are eligible for immediate sale in a single transaction pursuant to Rule 144 (or any successor provision) under the Securities Act (“Rule 144”) without volume or other restrictions or limitations under Rule 144 and (ii) the date on which the Holders consummate the sale of all of the Registrable Shares registered for resale under the Demand Registration Statement. Notwithstanding the foregoing, for a period of 24 months from the date hereof, no Demand Registration may be made pursuant to this Section 2.1(i) unless such Holder intends to distribute the Registrable Shares covered by the Demand Registration Notice by means of an underwritten offering pursuant to Section 2.1(ii); provided, further, that the Company is not obligated to take any action upon receipt of a Demand Registration Notice delivered within ninety (90) days of a prior Demand Registration Notice.

(ii) If a Demanding Holder intends to distribute the Registrable Shares covered by the Demand Registration Notice by means of an underwritten offering, it shall so advise the Company as a part of the Demand Registration Notice. Notwithstanding any other provision of this Section 2, if the underwriter advises the Company that in the opinion of such underwriter, the distribution of all of the Registrable Shares requested to be registered would materially and adversely affect the distribution of all of the securities to be underwritten, then (i) the Company shall deliver to the registering Holders a copy of such underwriter’s opinion, which opinion shall be in writing and shall state the reasons for such opinion, and (ii) the number of Registrable Shares that may be included in such registration shall be allocated (A) first, to the Holders electing to register their Registrable Shares on a pro rata basis based on the relative number of Registrable Shares requested by each such Holder to be included in such Demand Registration; and (B) second, to the other persons proposing to register securities in such registration, if any; provided, however, that the number of Registrable Shares to be included in such underwritten offering shall not be reduced unless all other securities are entirely excluded from such underwriting. Any Registrable Shares excluded or withdrawn from such underwritten offering shall be withdrawn from the registration.

8

2.2 Withdrawal of Exercise of Demand Rights. If, at any time after delivering a Demand Registration Notice and prior to the effective date of the Demand Registration Statement filed in connection with such Demand Registration, the Demanding Holder shall determine for any reason not to proceed with the proposed Demand Registration, such Demanding Holder may at its election give written notice of such determination to the Company and the Holders and thereupon the Company shall be relieved of its obligation to register any Registrable Shares in connection with such Demand Registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith).

2.3 Shelf Registration.

(i) A Demanding Holder shall be permitted to request that any registration under this Section 2 be made on a form of registration permitting the offer and sale of Registrable Shares under Rule 415 under the Securities Act (such registration, a “Shelf Registration”). The Company shall use its commercially reasonable efforts to effect such Shelf Registration and to keep it continuously effective until such date on which the Shares covered by such Shelf Registration are no longer Registrable Shares. During the period that the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by a Demanding Holder or an underwriter of Registrable Shares to be sold pursuant thereto, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing. Notwithstanding the foregoing, for a period of 24 months from the date hereof, a Demanding Holder may only use a Shelf Registration in connection with an Underwritten Shelf Takedown pursuant to Section 2.3(iii) or a Block Trade pursuant to Section 2.5.

(ii) With respect to a Demand Registration Notice to be delivered at any time after the first date on which the Company is eligible to file a registration statement filed under the Securities Act on Form S-3 or such similar or successor form as may be appropriate (an “S-3 Registration”), a Demanding Holder may include in the Demand Registration Notice a request that the Company effect an S-3 Registration. In such event, the Company shall be required to effect an S-3 Registration in accordance with the terms hereof, unless at the time of the request Form S- 3 or such similar or successor form is not available to the Company for such offering.

(iii) At any time and from time to time after the effectiveness of a Shelf Registration or S-3 Registration, any Holder (other than the Initial Holders and each of their Permitted Transferees) with Registrable Shares included on such Shelf Registration or S-3 Registration (a “Demanding Takedown Holder”) may request to sell all or any portion of its Registrable Shares included thereon in an underwritten offering that is registered pursuant to such Shelf Registration or S-3 Registration (an “Underwritten Shelf Takedown”); provided that in the case of an Underwritten Shelf Takedown such Demanding Takedown Holder(s) will be entitled to make such request only if the total offering price of the Shares to be sold in such offering (before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $10 million. Notwithstanding the foregoing, the Company is not obligated to effect an Underwritten Shelf Takedown within ninety (90) days after the closing of a prior Underwritten Shelf Takedown.

9

(iv) Any requests for an Underwritten Shelf Takedown shall be made by giving written notice to the Company (a “Takedown Request Notice”). The Takedown Request Notice shall specify the approximate number of Registrable Shares to be sold in the Underwritten Shelf Takedown. Within five (5) days after receipt of any Takedown Request Notice, the Company shall give written notice of the requested Underwritten Shelf Takedown (the “Takedown Offer Notice”) to all other Holders (other than the Initial Holders and each of their Permitted Transferees) and, subject to the provisions of Section 2.3(v) hereof, shall include in the Underwritten Shelf Takedown all Registrable Shares with respect to which the Company has received written requests for inclusion therein within three (3) days after sending the Takedown Offer Notice.

(v) Notwithstanding any other provision of this Section 2.3, if the underwriter advises the Company that in the opinion of such underwriter, the distribution of all of the Registrable Shares requested to be sold in an Underwritten Shelf Takedown would materially and adversely affect the distribution of all of the securities to be underwritten, then (i) the Company shall deliver to the participating Holders a copy of such underwriter’s opinion, which opinion shall be in writing and shall state the reasons for such opinion, and (ii) the number of Registrable Shares that may be included in such Underwritten Shelf Takedown shall be allocated (A) first, to the Holders electing to sell their Registrable Shares on a pro rata basis based on the relative number of Registrable Shares requested by each such Holder to be included in such Underwritten Shelf Takedown; and (B) second, to the other persons proposing to sell securities in such Underwritten Shelf Takedown, if any; provided, however, that the number of Registrable Shares to be included in such Underwritten Shelf Takedown shall not be reduced unless all other securities are entirely excluded from such Underwritten Shelf Takedown.

2.4 Selection of Underwriter. The Company shall have the right to select the underwriter or underwriters to administer any underwritten Demand Registration offering or Underwritten Shelf Takedown under a Demand Registration Statement, including any Shelf Registration or S-3 Registration.

2.5 Block Trades. Notwithstanding anything contained in this Section 2, in the event of a sale of Registrable Shares in an underwritten transaction requiring the involvement of the Company but not involving (i) any “road show” or (ii) a lock-up agreement of more than sixty (60) days to which the Company is a party, and which is commonly known as a “block trade” (a “Block Trade”), (1) the Demanding Holder or Demanding Takedown Holder, as applicable, shall (i) give at least five (5) Business Days prior notice in writing (the “Block Trade Notice”) of such transaction to the Company and (ii) identify the potential underwriter(s) in such notice with contact information for such underwriter(s) from the Approved Underwriter List (as defined below); and (2) the Company shall cooperate with such requesting Holder or Holders, to the extent it is reasonably able to, to effect such Block Trade. The Company shall give written notice (the “Block Trade Offer Notice”) of the proposed Block Trade to all Holders holding Registrable Shares as soon as practicable (but in no event more than two (2) Business Days following the Company’s receipt of the Block Trade Notice), and such notice shall offer such Holders the opportunity to participate in such Block Trade on a pro rata basis by providing written notice of intent to so participate within two (2) Business Days following receipt of the Block Trade Offer Notice. Any Block Trade shall be for at least $10 million in expected gross proceeds. The Company shall not

10

be required to effectuate more than two (2) Block Trades in any 90-day period. For the avoidance of doubt, a Block Trade shall not constitute an Underwritten Shelf Takedown. The Holders of at least a majority of the Registrable Shares being sold in any Block Trade shall select the underwriter(s) to administer such Block Trade from the Approved Underwriter List. The “Approved Underwriter List” shall mean the list of nationally recognized investment banking firms agreed to by the Company for the purpose of Block Trades.1

SECTION 3. INCIDENTAL OR “PIGGY-BACK” REGISTRATION.

3.1 Piggy-Back Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of its Shares, whether to be sold by the Company or by one or more selling security holders, other than (A) a Demand Registration Statement (in which case the ability of a Holder to participate in such Demand Registration Statement shall be governed by Section 2) or (B) a registration statement (i) on Form S-8 or any successor form to Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) in connection with an exchange offer or an offering of securities exclusively to existing security holders of the Company or its Subsidiaries or (iii) relating to a transaction pursuant to Rule 145 of the Securities Act, the Company shall give written notice of the proposed registration to all Holders holding Registrable Shares at least five (5) calendar days prior to the filing of the Registration Statement. Subject to Section 11.16 below, each Holder holding Registrable Shares shall have the right to request that all or any part of its Registrable Shares be contained in the Registration Statement by giving written notice to the Company within three (3) calendar days after receipt of the foregoing notice by the Company. Subject to the provisions of Sections 3.2, 3.3 and 6.2 the Company will include all such Registrable Shares requested to be included by the Holders in the Piggyback Registration Statement. For purposes of this Agreement, any registration statement of the Company in which Registrable Shares are included pursuant to this Section 3 shall be referred to as a “Piggyback Registration Statement.” For the purposes of clarity, any registration effected pursuant to this Section 3.1 shall not be counted as a registration pursuant to a Demand Registration.

3.2 Withdrawal of Exercise of Piggy-Back Rights. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company or any other holder of securities that initiated such registration (a “Piggyback Holder”) shall determine for any reason not to proceed with the proposed registration, the Company may at its election (or the election of such Piggyback Holder(s), as applicable) give written notice of such determination to the Holders and thereupon shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith).

[1]	Note to Draft: Deutsche Bank Securities, Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC to be included on the Approved Underwriter List.

11

3.3 Underwritten Offering. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities which the Company and the holders of the Registrable Shares and any other persons intend to include in such registration exceeds the largest number of securities that can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the number of such securities to be included in such registration shall be reduced to such extent, and the Company will include in such registration such maximum number of securities as follows: (i) first, all of the securities the Company proposes to sell for its own account, if any, provided that the registration of such securities was initiated by the Company with respect to securities intended to be registered for sale for its own account; and (ii) second, such number of Registrable Shares requested to be included in such registration by the Holders which, in the opinion of such managing underwriter can be sold without having the adverse effect described above, which number of Registrable Shares shall be allocated on a pro rata basis based on the relative number of Registrable Shares requested by each such Holder to be included in such offering.

3.4 Selection of Underwriter. Except to the extent Section 2.4 applies, Registrable Shares proposed to be registered and sold under this Section 3 pursuant to an underwritten offering for the account of the Holders holding Registrable Shares shall be sold to prospective underwriters selected by the Company and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company, the Holders participating in such offering and any other Holders demanding registration and the prospective underwriters.

SECTION 4. LIMITATIONS ON REGISTRATION RIGHTS

4.1 Limitations on Registration Rights. Each Holder, together with all Permitted Transferees of such Holder, shall be entitled, collectively, to continue to exercise the registration rights under Section 2 of this Agreement until such Holder (and its Permitted Transferees) no longer holds Registrable Shares representing at least $5 million (as determined with reference to the volume weighted average price for such Registrable Shares on the NYSE (or such other securities exchange or market on which the Shares are then listed or quoted) for the five (5) trading days immediately preceding the applicable determination date), and each such exercise of a registration right under this Agreement shall be with respect to a minimum of $5 million (based on the anticipated aggregate gross proceeds) of the outstanding Registrable Shares of the Company (or all of the Registrable Shares of such Holder or Holders, if less than $5 million of the outstanding Registrable Shares of the Company are held by such Holder or Holders), as determined by reference to the volume weighted average price for such Registrable Shares on the NYSE (or such other securities exchange or market on which the Shares are then listed or quoted) for the five (5) trading days immediately preceding the applicable determination date.

4.2 Opt-Out Notices. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing of any Demand Registration Statement pursuant to Section 2.1, the withdrawal of any Demand Registration Statement pursuant to Section 2.2, the proposed filing of any Piggyback Registration Statement pursuant to Section 3.1, the withdrawal of any Piggyback Registration Statement pursuant to Section 3.2, any Suspension Event pursuant to Section 5.1, or any communications between the Holders pursuant to Section 11.17; provided, however, that such

12

Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), (i) the Company shall not deliver any such notice to such Holder pursuant to Sections 2.1, 2.2, 3.1, 3.2, 5.1 or 11.17, as applicable, and such Holder shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to a Holder’s intended use of an effective Registration Statement, such Holder will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 4.2 and the related suspension period remains in effect, the Company will so notify such Holder, within one (1) Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of Suspension Event, and thereafter will provide such Holder with the related notice of the conclusion of such Suspension Event immediately upon its availability.

SECTION 5. SUSPENSION OF OFFERING

5.1 Suspension of Offering. Notwithstanding the provisions of Section 2 or Section 3, the Company shall be entitled to postpone the effectiveness of the Registration Statement, and from time to time to require Holders not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its Subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Company’s board of directors (“Board”) reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Shares under the Registration Statement until the Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any posteffective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company in accordance with Section 10.1 unless otherwise required by Law or subpoena. If so directed by the Company, each Holder will deliver to the Company or, in each such Holder’s sole discretion destroy, all copies of the Prospectus covering the Registrable Shares in such Holder’s possession. In the event the Company provides written notice of a Suspension Event to the Holders, the Company agrees to concurrently provide a copy of such written notice to ControlRoom@tpg.com.

13

SECTION 6. REGISTRATION PROCEDURES

6.1 Obligations of the Company. When the Company is required to effect the registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall:

(i) use commercially reasonable efforts to register or qualify the Registrable Shares by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder may reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Shares owned by the Holders in each such jurisdiction; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (B) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (C) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject;

(ii) prepare and file with the SEC such amendments and supplements as to the Registration Statement and the Prospectus used in connection therewith as may be necessary (A) to keep such Registration Statement effective and (B) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered by such Registration Statement, in each case for such time as is contemplated in the applicable provisions above;

(iii) promptly furnish, without charge, to the Holders such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act, the documents incorporated by reference in such Registration Statement or Prospectus, and such other documents as the Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Holders;

(iv) promptly notify the Holders: (A) when the Registration Statement, any pre- effective amendment, the Prospectus or any prospectus supplement related thereto or post- effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (C) of any delisting or pending delisting of the Shares by any national securities exchange or market on which the Shares are then listed or quoted, and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

14

(v) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

(vi) until the expiration of the period during which the Company is required to maintain the effectiveness of the applicable Registration Statement as set forth in the applicable sections hereof, promptly notify the Holders: (A) of the existence of any fact of which the Company is aware or the happening of any event that has resulted, or could reasonably be expected to result, in (x) the Registration Statement, as is then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (y) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (B) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment;

(vii) if any event or occurrence giving rise to an obligation of the Company to notify the Holders pursuant to Section 6.1(vi) takes place, subject to Section 5.1, the Company shall prepare and, to the extent the exemption from prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to the Holders a reasonable number of copies of a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document, and shall use commercially reasonable efforts to have such supplement or amendment declared effective, if required, as soon as practicable following the filing thereof, so that (A) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(viii) use commercially reasonable efforts to cause all such Registrable Shares to be listed or quoted on the national securities exchange or market on which the Shares are then listed or quoted, if the listing or quotation of such Registrable Shares is then permitted under the rules of such national securities exchange or market;

(ix) if requested by any Holder participating in an offering of Registrable Shares, as soon as practicable after such request, but in no event later than ten (10) calendar days after such request, incorporate in a prospectus supplement or post-effective amendment such information

15

concerning the Holder or the intended method of distribution as the Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Shares pursuant to the Registration Statement, including information with respect to the number of Registrable Shares being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Shares to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is not required by the rules of the SEC and is unreasonable in scope compared with the Company’s most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company;

(x) in connection with the preparation and filing of any Registration Statement, the Company will give the Holders offering and selling thereunder and their respective counsels the opportunity to review and provide comments on such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto (other than amendments or supplements that do not make any material change in the information related to the Company) (provided that the Company shall not file any such Registration Statement including Registrable Shares or an amendment thereto or any related prospectus or any supplement thereto to which such Holders or the managing underwriter or underwriters, if any, shall reasonably object in writing), and give each of them such access to its books and records and such opportunities to discuss the business of the Company and its Subsidiaries with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holder’s and such underwriters’ respective counsel, to conduct a reasonable due diligence investigation within the meaning of the Securities Act;

(xi) provide a transfer agent and registrar, which may be a single entity, and a CUSIP number for the Registrable Shares not later than the effective date of the first Registration Statement filed hereunder;

(xii) cooperate with the Holders who hold Registrable Shares being offered to facilitate the timely preparation and delivery of certificates for the Registrable Shares to be offered pursuant to the applicable Registration Statement and enable such certificates for the Registrable Shares to be in such denominations or amounts as the case may be, as the Holders may reasonably request, and, within two (2) Business Days after a Registration Statement which includes Registrable Shares is declared effective by the SEC, the Company shall deliver, or shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Shares (with copies to the Holders whose Registrable Shares are included in such Registration Statement) an appropriate instruction and opinion of such counsel;

(xiii) enter into an underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Holders and the managing underwriter or underwriters of the public offering of Registrable Shares, if the offering is to be underwritten, in whole or in part, provided that the Holders may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Holders. The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and their intended method of

16

distribution and any other representation or warranty required by Law. The Company shall cooperate and participate in the marketing of Registrable Shares, including participating in customary “roadshow” presentations, as the Holders and/or the managing underwriters may reasonably request, provided that the Company shall not be required to participate in any such presentation in connection with an offering of Registrable Shares for anticipated aggregate gross proceeds of less than $50 million; provided, further that the Company and members of its management team will participate in customary investor conference calls related to a contemplated public offering of Registrable Shares (including any Block Trade) reasonably requested by the Holders and/or the managing underwriter without regard to the anticipated aggregate gross proceeds of such contemplated offering;

(xiv) furnish, at the request of a Holder on the date that any Registrable Shares are to be delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such Shares are being sold through underwriters, or, if such Shares are not being sold through underwriters, on the date that the Registration Statement with respect to such Shares becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters, if any, to such Holder and (B) a letter dated such date, from the independent certified public accountants of the Company who have certified the Company’s financial statements included in such Registration Statement, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to such Holder;

(xv) make available to the Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of the applicable Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder; provided that such requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Securities Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto; and

(xvi) take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Shares pursuant to the applicable Registration Statement.

6.2 Obligations of the Holders. In connection with any Registration Statement utilized by the Company to satisfy the provisions of this Agreement, each Holder agrees to reasonably cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that such cooperation shall include (i) responding within five (5) Business Days to any written request by the Company to provide or verify information regarding the Holder or the Holder’s Registrable Shares (including the proposed manner of sale) that may be required to be included in any such Registration Statement pursuant to the rules and regulations of the SEC, and (ii) providing in a timely manner information regarding the proposed distribution by the Holder of the Registrable Shares and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in any Registration Statement and related Prospectus.

17

6.3 Participation in Underwritten Registrations. No Holder may participate in any underwritten registration, Underwritten Shelf Takedown or Block Trade hereunder unless such Holder (i) agrees to sell his, her or its Registrable Shares on the basis provided in the applicable underwriting arrangements (which shall include a customary form of underwriting agreement, which shall provide that the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters shall also be made to and for the benefit of the participating Holders) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents in customary form as reasonably required under the terms of such underwriting arrangements; provided, however, that, in the case of each of (i) and (ii) above, if the provisions of such underwriting arrangements, or the terms or provisions of such questionnaires, powers of attorney, indemnities, underwriting agreements or other documents, are less favorable in any respect to such Holder than to any other person or entity that is party to such underwriting arrangements, then the Company shall use commercially reasonable best efforts to cause the parties to such underwriting arrangements to amend such arrangements so that such Holder receives the benefit of any provisions thereof that are more favorable to any other person or entity that is party thereto. If any Holder does not approve of the terms of such underwriting arrangements, such Holder may elect to withdraw from such offering by providing written notice to the Company and the underwriter.

6.4 Offers and Sales. All offers and sales by a Holder under any Registration Statement shall be completed within the period during which the Registration Statement is required to remain effective pursuant to the applicable provision above and not the subject of any stop order, injunction or other order of the SEC. Upon expiration of such period, no Holder will offer or sell the Registrable Shares under the Registration Statement. If directed in writing by the Company, each Holder will return or, in each such Holder’s sole discretion destroy (with written confirmation to the Company of such destruction), all undistributed copies of the applicable Prospectus in its possession upon the expiration of such period.

6.5 Lockup. Subject to Section 11.16, in connection with any underwritten public offering of securities of the Company, each Holder (other than the Initial Holders) agrees (a “Lock-Up Agreement”) not to effect any sale or distribution, including any sale pursuant to Rule 144, of any Registrable Shares, and not to effect any sale or distribution of other securities of the Company or of any securities convertible into or exchangeable or exercisable for any other securities of the Company (in each case, other than as part of such underwritten public offering), in each case, during the seven (7) calendar days prior to, and during such period as the managing underwriter may require (not to exceed ninety (90) calendar days) (or such other period as may be requested by the Company or the managing underwriter to comply with regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4), or any successor provisions or amendments thereto)) beginning on, the closing date of the sale of such securities pursuant to such an effective registration statement, except as part of such registration; provided that all executive officers and directors of the Company are bound by and have entered into substantially similar Lock-Up Agreements; and provided further that the foregoing provisions

18

shall only be applicable to such Holders if all such Holders, officers and directors are treated similarly with respect to any release prior to the termination of the lock-up period such that if any such persons are released, then all Holders shall also be released to the same extent on a pro rata basis. In the event that all or any portion of the provisions of this Section 6.5 are waived with respect to any of Pace Sponsor, Pace Governance, Peterson Capital or the Accel Founders, such provisions of this Section 6.5 shall also be waived with respect to all such Holders.

SECTION 7. INDEMNIFICATION; CONTRIBUTION

7.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the extent permitted by applicable Law, each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, and any of their partners, members, managers, officers, directors, trustees, employees or representatives, as follows:

(i) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred (including reasonable fees and disbursements of counsel to such Holders), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact included in any Issuer Free Writing Prospectus (within the meaning of Rule 433 of the Securities Act, and together with any preliminary Prospectus and other information conveyed to the purchaser of Registrable Shares at the time of sale (as such terms are used in Rule 159(a) of the Securities Act), the “General Disclosure Package”), the General Disclosure Package, or any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act, any state securities Law or any rule or regulation promulgated under the Securities Act, the Securities Exchange Act or any state securities Law;

(iii) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred (including reasonable fees and disbursements of counsel to such Holders), and to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, any such alleged untrue statement or omission, or any such violation or alleged violation, if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld or delayed); and

19

(iv) against any and all expense whatsoever reasonably incurred (including reasonable fees and disbursements of counsel to such Holders) in investigating, preparing, defending against or participating in (as a witness or otherwise) any litigation, arbitration, action, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, any such alleged untrue statement or omission or any such violation or alleged violation, to the extent that any such expense is not paid under subparagraph (i), (ii) or (iii) above; provided, however, that the indemnity provided pursuant to Sections 7.1 through 7.3 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in strict conformity with written information furnished to the Company by such Holder expressly for use in the Issuer Free Writing Prospectus (within the meaning of Rule 433 of the Securities Act), the General Disclosure Package (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) such Holder’s failure to deliver an amended or supplemental Prospectus furnished to such Holder by the Company, if required by Law to have been delivered, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

7.2 Indemnification by Holder. Each Holder severally and not jointly agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, as follows:

(i) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Shares of such Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact included in any Issuer Free Writing Prospectus (within the meaning of Rule 433 of the Securities Act), the General Disclosure Package, or any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), and to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Holder; and

20

(iii) against any and all expense whatsoever reasonably incurred (including reasonable fees and disbursements of counsel) in investigating, preparing, defending or participating in (as a witness or otherwise) against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that a Holder shall only be liable under the indemnity provided pursuant to Sections 7.1 through 7.3 with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in strict conformity with written information furnished to the Company by such Holder expressly for use in the Issuer Free Writing Prospectus (within the meaning of Rule 433 of the Securities Act), the General Disclosure Package (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) such Holder’s failure to deliver an amended or supplemental Prospectus furnished to such Holder by the Company, if required by Law to have been delivered, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of Sections 7.1 through 7.3, a Holder and any permitted assignee shall not be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the aggregate net cash proceeds received by such Holder or such permitted assignee, as the case may be, from sales of the Registrable Shares of such Holder under the Registration Statement that is the subject of the indemnification claim.

7.3 Conduct of Indemnification Proceedings. An indemnified party hereunder (the “Indemnified Party”) shall give reasonably prompt notice to the indemnifying party (the “Indemnifying Party”) of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Indemnifying Party (i) shall not relieve it from any liability which it may have under the indemnity provisions of Section 7.1 or 7.2 above, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the Indemnified Party results in the forfeiture by the Indemnifying Party of substantial rights and defenses, and (ii) shall not, in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided under Section 7.1 or 7.2 above. If the Indemnifying Party so elects within a reasonable time after receipt of such notice, the Indemnifying Party may assume the defense of such action or proceeding at such Indemnifying Party’s own expense with counsel chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld or delayed; provided, however, that the Indemnifying Party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the Indemnified Party unless such settlement, compromise or consent secures the unconditional release of the Indemnified Party; and provided, further, that, if the Indemnified Party reasonably determines that a conflict of interest exists where it is advisable for the Indemnified Party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to the Indemnified Party which are different from or in addition to those available to the Indemnifying Party, then the Indemnifying Party shall not be entitled to assume such defense and the Indemnified Party shall be entitled to separate counsel at the Indemnifying Party’s expense. If the Indemnifying Party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the Indemnifying Party’s counsel

21

shall be entitled to conduct the Indemnifying Party’s defense and counsel for the Indemnified Party shall be entitled to conduct the defense of the Indemnified Party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the Indemnifying Party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the Indemnifying Party will pay the reasonable fees and expenses of counsel for the Indemnified Party. In such event, however, the Indemnifying Party will not be liable for any settlement effected without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. If an Indemnifying Party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the Indemnifying Party shall not be liable for any fees and expenses of counsel for the Indemnified Party incurred thereafter in connection with such action or proceeding.

7.4 Contribution.

(i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 7.1 through 7.3 is for any reason held to be unenforceable by the Indemnified Party although applicable in accordance with its terms, the Indemnified Party and the Indemnifying Party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Indemnified Party and the Indemnifying Party, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Indemnifying Party on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(ii) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.4, a Holder shall not be required to contribute any amount (together with the amount of any indemnification payments made by such Holder pursuant to Section 7.2) in excess of the amount of the aggregate net cash proceeds received by such Holder from sales of the Registrable Shares of such Holder under the Registration Statement that is the subject of the indemnification claim.

(iii) Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7.4, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, and any of their partners, members, officers, directors, trustees, employees or representatives, shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act shall have the same rights to contribution as the Company.

22

SECTION 8. EXPENSES

8.1 Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Shares pursuant to Section 2 or 3. Each Holder shall be responsible for the payment of any and all brokerage and sales commissions, fees and disbursements of the Holder’s counsel that are not Registration Expenses, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Shares by such Holder pursuant to any Registration Statement or otherwise.

SECTION 9. RULE 144 REPORTING

9.1 Rule 144 Reporting. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration statement, if the Shares of the Company are registered under the Securities Exchange Act, the Company agrees to:

(i) make and keep public information available as those terms are understood and defined in Rule 144 at all times after ninety (90) calendar days after the effective date of the first registration statement filed by the Company;

(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements);

(iii) furnish to any Holder, so long as the Holder owns any Registrable Shares, upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) calendar days after the effective date of the first registration statement filed by the Company), the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to a registration statement (at any time after it so qualifies) and (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form; and

(iv) provide notice in writing to each Holder that, at such time, has one or more designees on the Board of the beginning and ending of any “blackout period” in connection with the Company’s publicly available issuances from time to time of earnings releases for fiscal quarters or fiscal years.

23

SECTION 10. CONFIDENTIALITY

10.1 Confidentiality. To the extent that the information and other material in connection with the registration rights contemplated in this Agreement (in any case, whether furnished before, on or after the Effective Date) constitutes or contains confidential business, financial or other information of the Company or the Holders or their respective Affiliates, each party hereto covenants for itself and its directors, officers, employees and shareholders that it shall use due care to prevent its officers, directors, partners, employees, counsel, accountants and other representatives from disclosing such information to persons other than to their respective authorized employees, counsel, accountants, advisers, shareholders, partners, limited partners or members (or proposed shareholders, partners, limited partners or members or advisers of such persons), and other authorized representatives, in each case, so long as such person agrees to keep such information confidential in accordance with the terms hereof; provided, however, that each Holder or the Company may disclose or deliver any information or other material disclosed to or received by it should such Holder or the Company be advised by its counsel that such disclosure or delivery is required by Law, regulation or judicial or administrative order or process and in any such instance the Holder or the Company, as the case may be, making such disclosure shall use reasonable efforts to consult with the Company prior to making any such disclosure. Notwithstanding the foregoing, a Holder will be permitted to disclose any information or other material disclosed to or received by it hereunder and not be required to provide the aforementioned notice, if such disclosure is in connection with (i) such Holder’s reporting obligations pursuant to Section 13 or Section 16 of the Securities Exchange Act or (ii) a routine audit by a regulatory or self-regulatory authority that maintains jurisdiction over the Holder; provided, however, that such Holder agrees, in the case of (ii) in the preceding clause, to undertake to file an appropriate request seeking to have any information disclosed in connection with such routine audit treated confidentially. For purposes of this Section 10.1, “due care” means at least the same level of care that such Holder would use to protect the confidentiality of its own sensitive or proprietary information. This Section 10.1 shall not apply to information that is or becomes publicly available (other than to a person who by breach of this Agreement has caused such information to become publicly available).

SECTION 11. MISCELLANEOUS

11.1 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party or parties against whom such waiver is sought to be enforced (provided, where such waiver is sought to be enforced against parties representing a class of interests, no such waiver shall be effective unless made in a written instrument duly executed by at least 90% of the holders of such class of interests), and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

24

11.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telegraph or telecopy (to such number specified below or another number or numbers as such Person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iv) five (5) Business Days after the date of mailing to the address set forth on Schedule E attached to this Agreement or to such other address or addresses as the applicable person may hereafter designate by notice given hereunder.

11.3 Public Announcements and Other Disclosure. No Holder shall make any press release, public announcement or other disclosure with respect to this Agreement without obtaining the prior written consent of the Company, except as permitted pursuant to Section 10.1 or as may be required by Law or by the regulations of any securities exchange or national market system upon which the securities of any such Holder shall be listed or quoted; provided, that in the case of any such disclosure required by Law or regulation, the Holder making such disclosure shall use all reasonable efforts to consult with the Company prior to making any such disclosure.

11.4 Headings and Interpretation. All section and subsection headings in this Agreement are for convenience of reference only and are not intended to qualify the meaning, construction or scope of any of the provisions hereof. The Holders hereby disclaim any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

11.5 Entire Agreement; Initial Agreement. This Agreement (including all schedules) constitutes the entire and only agreement among the parties hereto concerning the subject matter hereof, and supersedes any prior agreements or understandings concerning the subject matter hereof. From and after the Closing, the provisions of the Initial Agreement are superseded and replaced in their entirety with this Agreement. Any oral statements or representations or prior written matter with respect thereto not contained herein shall have no force and effect. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the Holders that, in the aggregate, hold not less than 90% of the then remaining Registrable Shares; provided, further, that no provision of this Agreement may be amended or modified unless any and each Holder adversely affected by such amendment or modification in a manner different than the other Holders has expressly consented in writing to such amendment or modification.

11.6 Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by any Holder without the written consent of the Company; provided, however, that the rights to cause the Company to register Registrable Shares pursuant to this Agreement may be assigned by a Holder to a Permitted Transferee of such Holder’s Registrable Shares, provided that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their successors, heirs, legatees, devisees, permitted assigns, legal representatives, executors and administrators, except as otherwise provided herein.

25

11.7 Saving Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, is held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby. If the operation of any provision of this Agreement would contravene the provisions of any applicable Law, such provision shall be void and ineffectual. In the event that applicable Law is subsequently amended or interpreted in such a way to make any provision of this Agreement that was formerly invalid valid, such provision shall be considered to be valid from the effective date of such interpretation or amendment.

11.8 Counterparts. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all the parties hereto, even though all parties are not signatory to the original or the same counterpart.

11.9 Representations. Each of the parties hereto, as to itself only, represents that this Agreement has been duly authorized and executed by it and that all necessary corporate actions have been taken by it in order for this Agreement to be enforceable against it under all applicable Laws. Each party hereto, as to itself only, further represents that all persons signing this Agreement on such party’s behalf have been duly authorized to do so.

11.10 Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York, without application of the conflict of Laws principles thereof.

11.11 Service of Process and Venue. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the United States District Court of the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement in any court other than any court of the United States located in the State of New York and (iv) consents to service being made through the notice procedures set forth in Section 11.2 hereof. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail pursuant to Section 11.2 hereof shall be effective service of process for any suit or proceeding in connection with this Agreement.

11.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event the provisions of this Agreement were not performed in accordance with the terms hereof, and that the Holders and the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

11.13 No Third Party Beneficiaries. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants,

26

undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

11.14 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i) the terms defined in this Agreement include the plural as well as the singular, and the use of any gender or neuter form herein shall be deemed to include the other gender and the neuter form;

(ii) references herein to “Sections”, “subsections,” “paragraphs”, and other subdivisions without reference to a document are to designated Sections, paragraphs and other subdivisions of this Agreement;

(iii) a reference to a paragraph without further reference to a Section is a reference to such paragraph as contained in the same Section in which the reference appears, and this rule shall also apply to other subdivisions;

(iv) the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(v) the term “include”, includes” or “including” shall be deemed to be followed by the words “without limitation”; and

(vi) the term “person” means any individual, corporation, partnership, limited liability company, association, joint venture, an association, a joint stock company, trust, unincorporated organization, governmental or political subdivision or agency, or any other entity of whatever nature.

11.15 Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) upon the mutual written agreement of each of the parties hereto to terminate this Agreement or (b) such date as no Registrable Shares remain outstanding or issuable pursuant to outstanding Warrants.

11.16 Restriction on Transfer After Closing.

(i) Unless waived by the Accel Founders or their Permitted Transferees, Pace Sponsor, Pace Governance, Peterson Capital and the Initial Holders agree not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Shares, and not to effect any sale or distribution of any other securities of the Company or of any securities convertible into or exchangeable or exercisable for any other securities of the Company (including the Warrants), in each case, prior to the expiration of the Founder Shares Lock-up Period.

27

(ii) Unless waived by Pace Governance or its Permitted Transferees, each Major Accel Stockholder agrees not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Shares, and not to effect any sale or distribution of other securities of the Company or of any securities convertible into or exchangeable or exercisable for any other securities of the Company (including the Warrants), in each case, during the one hundred eighty (180) calendar day period after the Closing. In the event that all or any portion of the provisions of this Section 11.16(ii) are waived with respect to the Accel Founders, such provisions of this Section 11.16(ii) shall also be waived with respect to the Accel Management, the Significant Accel Stockholders and the Restricted Accel Stockholders, provided, that the terms of this Section 11.16(ii) may be waived in whole or in part with respect to the Significant Accel Stockholders and/or the Restricted Accel Stockholders in connection with an underwritten offering upon approval by the Board and Pace Governance.

(iii) For so long as this Agreement remains in effect with respect to such Holder, each Holder agrees not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Shares, and not to effect any sale or distribution of other securities of the Company or of any securities convertible into or exchangeable or exercisable for any other securities of the Company (including the Warrants), in each case, if such sale or distribution would or would reasonably be expected to constitute or result in a “change of control” or similar event, as defined under the Company’s or its subsidiaries’ loan, credit or other debt facilities in place on the Effective Date or that may be entered into from time to time, provided that any such future loan, credit or other debt facilities contain substantially similar change of control definitions as those in the loan, credit or other debt facilities in place on the Effective Date. In the event that all or any portion of the provisions of this Section 11.16(iii) are waived with respect to the Accel Founders, Pace Sponsor, Pace Governance or Peterson Capital, such provisions of this Section 11.16(iii) shall also be waived with respect to all other Holders.

11.17 Notice. Each Holder agrees and acknowledges that it, he or she shall provide reasonable notice of, communicate in advance, and consult in good faith, with each other Holder and the Company with respect to:

(i) any communication with any future or potential investors in the Company;

(ii) any action required of such Holder in connection with the transactions contemplated by this Agreement; and

(iii) for a period of 24 months following the date hereof, any Transfers of Shares by such Holder, including such Holder’s proposed Transfer of Shares to any Person, notwithstanding any other provision of this Agreement to the contrary, including, without limitation, Section 2.1, Section 2.3, Section 2.5 and Section 3.1.

Other than as provided in clauses (i) to (iii) above, and subject to the other terms of this Agreement, each party hereto may purchase or otherwise acquire, or sell or otherwise dispose of Shares of the Company in its sole discretion.

28

11.18 No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement (other than the Initial Agreement, which will be terminated on the Effective Date) with respect to its securities that is inconsistent in any material respect with, or superior to, the registration rights granted to the Holders by this Agreement. Notwithstanding any other rights and remedies the Holders may have in respect of the Company or such other party pursuant to this Agreement, if the Company enters into any other registration rights or similar agreement with respect to any of its securities that contains provisions that violate the preceding sentence, the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the Holders of Registrable Shares so that such Holders of such Registrable Shares shall each be entitled to the benefit of any such more favorable or less restrictive terms or conditions, as the case may be.

[Signature Page Follows]

29

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TPG PACE HOLDINGS CORP.

By:	/s/ Karl Peterson
Name: Karl Peterson
Title: Chief Executive Officer and President

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

TPG PACE II SPONSOR SUCCESSOR, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

TPG PACE GOVERNANCE, LLC

TPG Holdings III, L.P.

By its general partner:

TPG Holdings III-A, L.P.

By its general partner:

TPG Holdings III-A, Inc.

Acting By:	/s/ Michael LaGatta
Name: Michael LaGatta

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

PETERSON CAPITAL PARTNERS, L.P.

By:	/s/ Karl Peterson
Name: Karl Peterson
Title: Authorized Signatory

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Andrew H. Rubenstein

By:	/s/ Andrew H. Rubenstein
Name: Andrew H. Rubenstein
Title: Individual

[REGISTRATION RIGHTS AGREEMENT]

Harry R, LLC

By:	/s/ Andrew H. Rubenstein
Name:	Andrew H. Rubenstein
Title:	Member

[REGISTRATION RIGHTS AGREEMENT]

Jeffrey C. Rubenstein

By:	/s/ Jeffrey Rubenstein
Name:	Jeffrey Rubenstein
Title:	mr

[REGISTRATION RIGHTS AGREEMENT]

Jeffrey C. Rubenstein, as trustee, or his successors in trust, of the Susan Rubenstein Family Trust

By:	/s/ Jeffrey C. Rubenstein
Name:	Jeffrey C. Rubenstein
Title:	Sole Trustee

[REGISTRATION RIGHTS AGREEMENT]

Gordon S. Rubenstein

By:	/s/ Gordon S. Rubenstein
Name:	Gordon S. Rubenstein
Title:	Individual

[REGISTRATION RIGHTS AGREEMENT]

Gordon S. Rubenstein and Krista M. Ramonas Joint Revocable Trust

By:	/s/ Gordon S. Rubenstein
Name:	Gordon S. Rubenstein
Title:	Trustee

[REGISTRATION RIGHTS AGREEMENT]

The PrivateBank & Trust Company, as Custodian of the Gordon Rubenstein SEP IRA

By:	/s/ Gordon S. Rubenstein
Name:	Gordon S. Rubenstein
Title:	Individual

[REGISTRATION RIGHTS AGREEMENT]

Fund Indy LLC

By:	/s/ Gordon S. Rubenstein
Name:	Gordon S. Rubenstein
Title:	Member

[REGISTRATION RIGHTS AGREEMENT]

Brian Carroll

By:	/s/ Brian Carroll
Name:	Brian Carroll
Title:

[REGISTRATION RIGHTS AGREEMENT]

Derek Harmer

By:	/s/ Derek Harmer
Name:	Derek Harmer
Title:	Individual

[REGISTRATION RIGHTS AGREEMENT]

Michael Pappas

By:	/s/ Michael Pappas
Name:	Michael Pappas
Title:	Evp Bus Dev & Govt Relations

[REGISTRATION RIGHTS AGREEMENT]

Howard Ankin

By:	/s/ Howard Ankin
Name:	Howard Ankin
Title:	Individual

[REGISTRATION RIGHTS AGREEMENT]

Bassman Family L.P.

By:	/s/ Abraham Stern
Name:	Abraham Stern
Title:	POA

[REGISTRATION RIGHTS AGREEMENT]

Bradley Associates Trust

By:	/s/ Sherwin Jarol
Name:	Sherwin Jarol
Title:	Trustee

[REGISTRATION RIGHTS AGREEMENT]

Crilly Court Trust

By:	/s/ Pamela I. Kaji
Name:	Pamela I. Kaji
Title:	Trustee

[REGISTRATION RIGHTS AGREEMENT]

Edward H. McDermott under the Edward and Elizabeth McDermott Trust, as now or hereafter amended

By:	/s/ Edward H. McDermott
Name:	Edward H. McDermott
Title:	Trustee

[REGISTRATION RIGHTS AGREEMENT]

Geneva Venture Investments LLC

By:	/s/ John P. Huber
Name:	John P. Huber
Title:	Member

[REGISTRATION RIGHTS AGREEMENT]

Grant Place Fund LLC

By:	/s/ David W. Ruttenberg
Name:	David W. Ruttenberg
Title:	President Lakewest Inc., its manager

[REGISTRATION RIGHTS AGREEMENT]

John Hatherly

By:	/s/ John Hatherly
Name:	John Hatherly
Title:	Individual

[REGISTRATION RIGHTS AGREEMENT]

James Borello Trust

By:	/s/ James T. Borello
Name:	James T. Borello
Title:	Trustee

[REGISTRATION RIGHTS AGREEMENT]

Sherwin Jarol

By:	/s/ Sherwin Jarol
Name:	Sherwin Jarol
Title:

[REGISTRATION RIGHTS AGREEMENT]

David Nussbaumer

By:	/s/ David Nussbaumer
Name:	David Nussbaumer
Title:	Owner /Stockholder

[REGISTRATION RIGHTS AGREEMENT]

ROTH HOLDINGS LLC

By:	/s/ Mitchell Roth
Name:	Mitchell Roth
Title:	Manager

[REGISTRATION RIGHTS AGREEMENT]

David W. Ruttenberg, solely as trustee, or his successors in trust, of the David W. Ruttenberg Revocable Trust, as now or hereafter amended

By:	/s/ David W. Ruttenberg
Name:	David W. Ruttenberg
Title:	Trustee

[REGISTRATION RIGHTS AGREEMENT]

Sam Sallerson

By:	/s/ Sam Sallerson
Name:	Sam Sallerson
Title:

[REGISTRATION RIGHTS AGREEMENT]

Abraham J. Stern

By:	/s/ Abraham J. Stern
Name:	Abraham J. Stern
Title:

[REGISTRATION RIGHTS AGREEMENT]

CLAIRVEST EQUITY PARTNERS V LIMITED PARTNERSHIP

By:	/s/ Michael Wagman
Name:	Michael Wagman
Title:	President

By:	/s/ James H. Miller
Name:	James H. Miller
Title:	Corporate Secretary

[REGISTRATION RIGHTS AGREEMENT]

CLAIRVEST EQUITY PARTNERS V-A LIMITED PARTNERSHIP

By:	/s/ Michael Wagman
Name:	Michael Wagman
Title:	President

By:	/s/ James H. Miller
Name:	James H. Miller
Title:	Corporate Secretary

[REGISTRATION RIGHTS AGREEMENT]

CEP V CO-INVESTMENT LIMITED PARTNERSHIP

By:	/s/ Michael Wagman
Name:	Michael Wagman
Title:	President

By:	/s/ James H. Miller
Name:	James H. Miller
Title:	Corporate Secretary

[REGISTRATION RIGHTS AGREEMENT]

INITIAL HOLDERS:

/s/ Chad Leat
Name:	Chad Leat

Name:	Kathleen Philips

Name:	Robert Suss

Name:	Paul Walsh

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

INITIAL HOLDERS:

Name:	Chad Leat

/s/ Kathleen Philips
Name:	Kathleen Philips

Name:	Robert Suss

Name:	Paul Walsh

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

INITIAL HOLDERS:

Name:	Chad Leat

Name:	Kathleen Philips

/s/ Robert Suss
Name:	Robert Suss

Name:	Paul Walsh

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

INITIAL HOLDERS:

Name:	Chad Leat

Name:	Kathleen Philips

Name:	Robert Suss

/s/ Paul Walsh
Name:	Paul Walsh

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]